UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 1, 2006
Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona	85004
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (602) 256-6263
Not applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On May 1, 2006, Cavco Industries, Inc. a Delaware corporation (the “Corporation”), announced its financial results for its fiscal fourth quarter and fiscal year ended March 31, 2006. A copy of the Corporation’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated in this Item 2.02 by reference.
Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Description
4.3	Cavco Industries, Inc. 2005 Stock Incentive Plan, filed as Exhibit A to the Corporation’s Definitive Proxy Statement for its 2005 Annual Meeting of Stockholders (File No. 000-08822) filed by the Corporation with the Securities and Exchange Commission on May 23, 2005, and incorporated by reference herein (this Exhibit is filed as an Exhibit to the Corporation’s Registration Statement on Form S-8 (No. 333-132925), filed with the Securities and Exchange Commission on April 3, 2006)

99.1	Press Release dated May 1, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
(Registrant)
	By:	/s/ Daniel L. Urness

		Name:	Daniel L. Urness
		Title:	Chief Financial Officer

Date: May 1, 2006

                EXHIBIT INDEX

Exhibit
Number	Description
4.3	Cavco Industries, Inc. 2005 Stock Incentive Plan, filed as Exhibit A to the Corporation’s Definitive Proxy Statement for its 2005 Annual Meeting of Stockholders (File No. 000-08822) filed by the Corporation with the Securities and Exchange Commission on May 23, 2005, and incorporated by reference herein (this Exhibit is filed as an Exhibit to the Corporation’s Registration Statement on Form S-8 (No. 333-132925), filed with the Securities and Exchange Commission on April 3, 2006)

99.1	Press Release dated May 1, 2006